UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2017

Item 1. Reports to Stockholders

Closed-end fund

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2017

The figures in the semiannual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Macquarie Investment Management (MIM) is the marketing name for the registered investment advisers including Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Bank International Limited, Macquarie Investment Management Europe Limited, Macquarie Investment Management Limited, and Macquarie Capital Investment Management, Inc. MIM, a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of May 31, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of MIMBT, which is a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2017 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Security type / sector allocations and

top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

As of May 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	90.25%
Consumer Discretionary	2.21%
Consumer Staples	9.00%
Diversified REITs	1.56%
Energy	10.26%
Financials	9.41%
Healthcare	17.02%
Healthcare REITs	0.55%
Hotel REITs	1.61%
Industrial REITs	0.63%
Industrials	7.89%
Information Technology	8.94%
Information Technology REIT	0.17%
Mall REITs	1.42%
Manufactured Housing REIT	0.16%
Materials	2.87%
Mortgage REITs	0.26%
Multifamily REITs	5.32%
Office REITs	2.55%
Self-Storage REIT	0.14%
Shopping Center REITs	1.46%
Telecommunications	4.23%
Utilities	2.59%

Convertible Preferred Stock	1.41%

Convertible Bonds	7.75%
Brokerage	0.29%
Capital Goods	0.25%
Communications	0.94%
Consumer Cyclical	0.11%
Consumer Non-Cyclical	1.61%
Energy	0.31%
Financials	0.86%
Industrials	0.54%
REITs	0.95%
Technology	1.89%

Security type / sector	Percentage of net assets
Corporate Bonds	38.29%
Automotive	0.18%
Banking	1.90%
Basic Industry	6.52%
Capital Goods	1.40%
Consumer Cyclical	1.99%
Consumer Non-Cyclical	1.56%
Energy	5.66%
Financials	0.64%
Healthcare	3.15%
Insurance	0.57%
Media	4.35%
Services	3.94%
Technology & Electronics	1.29%
Telecommunications	3.55%
Transportation	0.28%
Utilities	1.31%

Loan Agreements	1.05%

Master Limited Partnership	0.85%

Preferred Stock	0.91%

Warrant	0.00%

Short-Term Investments	2.10%

Total Value of Securities	142.61%

Borrowing Under Line of Credit	(43.41%)

Receivables and Other Assets Net of Liabilities	0.80%

Total Net Assets	100.00%

(continues)	1

Security type / sector allocations and

top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of net assets
Equity Residential	2.77%
Northrop Grumman	2.73%
Raytheon	2.65%
Quest Diagnostics	2.55%
Waste Management	2.51%
Merck & Co.	2.49%
Allstate	2.44%
Marsh & McLennan	2.43%
EI du Pont de Nemours & Co.	2.43%
Johnson & Johnson	2.41%

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2017 (Unaudited)

	Number of shares	Value (US $)
Common Stock – 90.25%
Consumer Discretionary – 2.21%
Lowe’s	25,800	$2,032,266

		2,032,266

Consumer Staples – 9.00%
Archer-Daniels-Midland	48,200	2,004,156
CVS Health	26,300	2,020,629
Kraft Heinz	23,233	2,142,083
Mondelez International	45,600	2,124,504

		8,291,372

Diversified REITs – 1.56%
Colony NorthStar	14,223	200,971
Fibra Uno Administracion	104,000	184,340
Forest City Realty Trust	6,500	148,005
Intervest Offices & Warehouses	14,738	367,211
Lexington Realty Trust	27,100	260,431
Vornado Realty Trust	2,965	273,373

		1,434,331

Energy – 10.26%
Chevron	18,200	1,883,336
ConocoPhillips	43,500	1,944,015
Halliburton	43,000	1,943,170
Marathon Oil	132,398	1,723,822
Occidental Petroleum	33,200	1,956,476

		9,450,819

Financials – 9.41%
Allstate	26,000	2,244,840
Bank of New York Mellon	43,500	2,049,720
BB&T	44,000	1,832,600
Marsh & McLennan	28,900	2,241,484
Solar Capital	13,828	298,823

		8,667,467

Healthcare – 17.02%
Abbott Laboratories	47,600	2,173,416
Brookdale Senior Living †	60,600	832,644
Cardinal Health	26,100	1,938,969
Express Scripts Holding †	29,870	1,784,733
Johnson & Johnson	17,300	2,218,725
Merck & Co.	35,200	2,291,872
Pfizer	64,189	2,095,771
Quest Diagnostics	21,600	2,349,432

		15,685,562

Healthcare REITs – 0.55%
Healthcare Realty Trust	4,500	149,670
Healthcare Trust of America Class A	6,200	190,278

	Number of shares	Value (US $)
Common Stock (continued)
Healthcare REITs (continued)
Welltower	2,300	$166,842

		506,790

Hotel REITs – 1.61%
Hospitality Properties Trust	5,500	159,060
Host Hotels & Resorts	8,800	158,312
MGM Growth Properties	16,200	456,030
Pebblebrook Hotel Trust	5,400	166,968
Summit Hotel Properties	30,200	540,580

		1,480,950

Industrial REITs – 0.63%
Duke Realty	4,800	137,616
Prologis	680	37,767
Terreno Realty	12,500	408,500

		583,883

Industrials – 7.89%
Northrop Grumman	9,700	2,514,434
Raytheon	14,900	2,443,749
Waste Management	31,700	2,311,247

		7,269,430

Information Technology – 8.94%
CA	62,386	1,982,003
Cisco Systems	62,500	1,970,625
Intel	58,900	2,126,879
Oracle	47,500	2,156,025

		8,235,532

Information Technology REIT – 0.17%
Crown Castle International	1,500	152,475

		152,475

Mall REITs – 1.42%
GGP	25,171	560,810
Simon Property Group	3,947	608,825
Taubman Centers	2,300	140,645

		1,310,280

Manufactured Housing REIT – 0.16%
Sun Communities	1,700	146,438

		146,438

Materials – 2.87%
EI du Pont de Nemours & Co.	28,400	2,241,328
Tarkett	8,063	402,337

		2,643,665

(continues)	3

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Number of shares	Value (US $)
Common Stock (continued)
Mortgage REITs – 0.26%
Starwood Property Trust	10,900	$240,018

		240,018

Multifamily REITs – 5.32%
ADO Properties 144A #	11,797	507,226
American Homes 4 Rent	8,280	186,052
Apartment Investment & Management	20,819	893,551
Equity Residential	39,157	2,548,729
Gecina	792	121,754
Invitation Homes	14,400	309,888
Mid-America Apartment Communities	2,201	224,370
Vonovia	2,930	115,117

		4,906,687

Office REITs – 2.55%
alstria office REIT	18,775	262,054
Easterly Government Properties	53,600	1,064,496
Equity Commonwealth †	15,800	491,696
Hudson Pacific Properties	3,300	108,108
Mack-Cali Realty	4,300	114,423
SL Green Realty	3,100	313,193

		2,353,970

Self-Storage REIT – 0.14%
Jernigan Capital	5,900	131,570

		131,570

Shopping Center REITs – 1.46%
Brixmor Property Group	12,400	223,696
First Capital Realty	9,381	139,793
Kimco Realty	11,030	193,466
Kite Realty Group Trust	16,600	298,302
Retail Properties of America	5,600	68,880
Urban Edge Properties	5,932	141,419
Washington Prime Group	16,600	126,658
Weingarten Realty Investors	4,200	126,378
Wheeler Real Estate Investment Trust	3,516	28,128

		1,346,720

Telecommunications – 4.23%
AT&T	49,200	1,895,676
Century Communications =†	500,000	0
Verizon Communications	43,000	2,005,520

		3,901,196

Utilities – 2.59%
American Water Works	2,900	226,722

	Number of shares	Value (US $)
Common Stock (continued)
Utilities (continued)
Edison International	26,500	$2,161,605

		2,388,327

Total Common Stock (cost $64,010,623)		83,159,748

Convertible Preferred Stock – 1.41%
A Schulman 6.00% exercise price $52.33, expiration date 12/31/49	145	119,843
Bank of America 7.25%exercise price $50.00, expiration date 12/31/49	155	192,355
El Paso Energy Capital Trust I 4.75% exercise price $50.00, expiration date 3/31/28	5,250	260,925
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	182	258,433
Teva Pharmaceutical Industries 7.00% exercise price $75.00, expiration date 12/15/18	89	44,500
Wells Fargo & Co. 7.50% exercise price $156.71, expiration date 12/31/49	259	327,891
Welltower 6.50% exercise price $57.42, expiration date 12/31/49	1,450	94,047

Total Convertible Preferred Stock (cost $1,149,378)		1,297,994

	Principal amount°
Convertible Bonds – 7.75%
Brokerage – 0.29%
Jefferies Group 3.875% exercise price $43.83, maturity date 11/1/29	267,000	269,336

		269,336

Capital Goods – 0.25%
Aerojet Rocketdyne Holdings 144A 2.25% exercise price $26.00, maturity date 12/15/23 #	51,000	55,399
Kaman 144A 3.25% exercise price $65.26, maturity date 5/1/24 #	177,000	176,779

		232,178

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Communications – 0.94%
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	100,000	$104,250
Clearwire Communications 144A 8.25% exercise price $7.08, maturity date 12/1/40 #	310,000	321,067
DISH Network 144A 2.375%exercise price $82.22, maturity date 3/15/24 #	181,000	189,711
Liberty Interactive 144A 1.75%exercise price $341.10, maturity date 9/30/46 #	173,000	202,086
Liberty Media 144A 2.25% exercise price $104.55, maturity date 9/30/46 #	49,000	53,104

		870,218

Consumer Cyclical – 0.11%
Huron Consulting Group 1.25%exercise price $79.89, maturity date 10/1/19	109,000	103,959

		103,959

Consumer Non-Cyclical – 1.61%
Brookdale Senior Living 2.75%exercise price $29.33, maturity date 6/15/18	312,000	309,660
HealthSouth 2.00% exercise price $36.73, maturity date 12/1/43	188,000	238,290
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	101,000	143,483
NuVasive 2.25% exercise price $59.82, maturity date 3/15/21	72,000	98,460
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	283,000	281,939
Vector Group
1.75% exercise price $23.46, maturity date 4/15/20 •	262,000	301,955
2.50% exercise price $15.22, maturity date 1/15/19 •	72,000	105,761

		1,479,548

Energy – 0.31%
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	218,000	198,653
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	88,000	82,500

		281,153

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Financials – 0.86%
Ares Capital 144A 3.75% exercise price $19.39, maturity date 2/1/22 #	119,000	$119,223
Blackhawk Network Holdings 144A 1.50% exercise price $49.83, maturity date 1/15/22 #	201,000	224,994
GAIN Capital Holdings 4.125%exercise price $12.00, maturity date 12/1/18	234,000	224,347
New Mountain Finance 5.00%exercise price $15.80, maturity date 6/15/19	212,000	219,420

		787,984

Industrials – 0.54%
Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	262,000	259,871
General Cable 4.50% exercise price $31.33, maturity date 11/15/29 f	314,000	238,051

		497,922

REITs – 0.95%
Blackstone Mortgage Trust 4.375% exercise price $35.67, maturity date 5/5/22	111,000	111,347
5.25% exercise price $27.99, maturity date 12/1/18	196,000	222,460
Spirit Realty Capital 3.75% exercise price $13.00, maturity date 5/15/21	246,000	240,312
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	295,000	301,270

		875,389

Technology – 1.89%
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	254,000	246,063
Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18 #	126,000	163,957
Electronics For Imaging 0.75%exercise price $52.72, maturity date 9/1/19	192,000	207,120
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	136,000	161,160
Nuance Communications 2.75%exercise price $32.30, maturity date 11/1/31	204,000	205,530
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	172,000	206,507

(continues)	5

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Technology (continued)
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	231,000	$257,709
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	302,000	294,450

		1,742,496

Total Convertible Bonds (cost $6,829,207)		7,140,183

Corporate Bonds – 38.29%
Automotive – 0.18%
American Tire Distributors 144A
10.25% 3/1/22 #	160,000	168,000

		168,000

Banking – 1.90%
Ally Financial 5.75% 11/20/25	240,000	250,200
Credit Suisse Group 144A
6.25% 12/29/49 #•	200,000	211,581
Lloyds Banking Group
7.50% 4/30/49 •	330,000	363,825
Popular 7.00% 7/1/19	255,000	268,387
Royal Bank of Scotland Group
8.625% 12/29/49 •	400,000	439,000
UBS Group 6.875% 12/29/49 •	200,000	215,648

		1,748,641

Basic Industry – 6.52%
BMC East 144A 5.50% 10/1/24 #	115,000	120,463
Boise Cascade 144A
5.625% 9/1/24 #	195,000	203,287
Builders FirstSource
144A 5.625% 9/1/24 #	95,000	98,919
144A 10.75% 8/15/23 #	175,000	203,437
Cemex 144A 7.75% 4/16/26 #	400,000	455,200
Chemours 5.375% 5/15/27	190,000	198,787
Cliffs Natural Resources 144A
5.75% 3/1/25 #	95,000	91,200
FMG Resources August 2006
144A 4.75% 5/15/22 #	105,000	106,509
144A 6.875% 4/1/22 #	180,000	186,345
Freeport-McMoRan 144A
6.875% 2/15/23 #	320,000	336,800
Hudbay Minerals
144A 7.25% 1/15/23 #	20,000	21,000
144A 7.625% 1/15/25 #	160,000	172,701
James Hardie International Finance
144A 5.875% 2/15/23 #	200,000	211,500
Joseph T Ryerson & Son 144A
11.00% 5/15/22 #	80,000	91,000
Koppers 144A 6.00% 2/15/25 #	195,000	205,725

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Kraton Polymers 144A
10.50% 4/15/23 #	175,000	$203,437
Lennar
4.50% 4/30/24	195,000	198,413
4.75% 5/30/25	95,000	98,054
M/I Homes 6.75% 1/15/21	185,000	195,175
NCI Building Systems 144A
8.25% 1/15/23 #	155,000	168,756
New Gold
144A 6.25% 11/15/22 #	66,000	68,145
144A 7.00% 4/15/20 #	70,000	71,225
NOVA Chemicals
144A 5.00% 5/1/25 #	130,000	130,650
144A 5.25% 6/1/27 #	85,000	85,213
Novelis 144A 6.25% 8/15/24 #	235,000	248,183
Olin 5.125% 9/15/27	195,000	202,069
PQ 144A 6.75% 11/15/22 #	125,000	136,250
PulteGroup 5.00% 1/15/27	100,000	101,875
Standard Industries 144A
5.00% 2/15/27 #	195,000	200,119
Steel Dynamics 5.00% 12/15/26	190,000	193,800
Summit Materials
6.125% 7/15/23	195,000	204,750
8.50% 4/15/22	60,000	67,650
US Concrete 6.375% 6/1/24	190,000	199,500
Vale Overseas 6.25% 8/10/26	260,000	281,450
Zekelman Industries 144A
9.875% 6/15/23 #	220,000	249,150

		6,006,737

Capital Goods – 1.40%
Ardagh Packaging Finance 144A
6.00% 2/15/25 #	240,000	250,800
BWAY Holding
144A 5.50% 4/15/24 #	245,000	251,125
144A 7.25% 4/15/25 #	145,000	147,900
Flex Acquisition 144A
6.875% 1/15/25 #	190,000	199,381
KLX 144A 5.875% 12/1/22 #	140,000	148,050
StandardAero Aviation Holdings
144A 10.00% 7/15/23 #	85,000	94,138
TransDigm 6.375% 6/15/26	195,000	200,363

		1,291,757

Consumer Cyclical – 1.99%
AMC Entertainment Holdings 144A
6.125% 5/15/27 #	185,000	191,706
Boyd Gaming 6.375% 4/1/26	395,000	431,972
JC Penney 8.125% 10/1/19	62,000	68,897
Landry’s 144A 6.75% 10/15/24 #	185,000	191,475

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
MGM Resorts International
4.625% 9/1/26	200,000	$201,250
Mohegan Tribal Gaming Authority
144A 7.875% 10/15/24 #	275,000	284,969
Penn National Gaming 144A
5.625% 1/15/27 #	195,000	197,681
Penske Automotive Group
5.50% 5/15/26	270,000	270,000

		1,837,950

Consumer Non-Cyclical – 1.56%
Albertsons
144A 5.75% 3/15/25 #	25,000	24,937
144A 6.625% 6/15/24 #	185,000	191,937
Cott Holdings 144A 5.50% 4/1/25 #	215,000	220,644
Dean Foods 144A 6.50% 3/15/23 #	255,000	270,300
JBS USA 144A 5.75% 6/15/25 #	195,000	189,150
Live Nation Entertainment 144A
4.875% 11/1/24 #	183,000	185,745
Nature’s Bounty 144A
7.625% 5/15/21 #	145,000	151,887
Post Holdings
144A 5.00% 8/15/26 #	100,000	101,000
144A 5.75% 3/1/27 #	99,000	104,074

		1,439,674

Energy – 5.66%
Alta Mesa Holdings 144A
7.875% 12/15/24 #	190,000	199,975
AmeriGas Partners 5.875% 8/20/26	240,000	246,000
Antero Resources 5.625% 6/1/23	117,000	120,803
Cheniere Corpus Christi Holdings
144A 5.125% 6/30/27 #	40,000	40,600
5.875% 3/31/25	80,000	86,200
7.00% 6/30/24	100,000	112,500
Chesapeake Energy
144A 8.00% 12/15/22 #	95,000	103,075
144A 8.00% 1/15/25 #	60,000	59,925
Crestwood Midstream Partners
144A 5.75% 4/1/25 #	130,000	133,250
Energy Transfer Equity
5.50% 6/1/27	115,000	121,613
Genesis Energy
5.625% 6/15/24	45,000	43,987
5.75% 2/15/21	120,000	122,700
6.00% 5/15/23	40,000	40,000
6.75% 8/1/22	114,000	118,133
Gulfport Energy 6.625% 5/1/23	200,000	202,500
Halcon Resources 144A
6.75% 2/15/25 #	105,000	98,437

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Hilcorp Energy I
144A 5.00% 12/1/24 #	97,000	$92,393
144A 5.75% 10/1/25 #	71,000	69,757
Holly Energy Partners 144A
6.00% 8/1/24 #	105,000	111,431
Laredo Petroleum 6.25% 3/15/23	205,000	205,769
Murphy Oil 6.875% 8/15/24	250,000	262,500
Murphy Oil USA 5.625% 5/1/27	385,000	403,769
Newfield Exploration
5.375% 1/1/26	195,000	204,750
NuStar Logistics
5.625% 4/28/27	160,000	167,600
6.75% 2/1/21	100,000	109,500
Oasis Petroleum 6.875% 3/15/22	105,000	106,575
QEP Resources 6.875% 3/1/21	275,000	290,125
Sabine Pass Liquefaction
5.00% 3/15/27	85,000	90,925
Southwestern Energy
4.10% 3/15/22	100,000	93,000
6.70% 1/23/25	195,000	193,537
Targa Resources Partners 144A
5.375% 2/1/27 #	280,000	293,300
Tesoro Logistics 5.25% 1/15/25	190,000	201,638
Transocean 144A 9.00% 7/15/23 #	170,000	178,500
Transocean Proteus 144A
6.25% 12/1/24 #	90,000	93,150
WildHorse Resource Development
144A 6.875% 2/1/25 #	200,000	194,500

		5,212,417

Financials – 0.64%
AerCap Global Aviation Trust 144A
6.50% 6/15/45 #•	200,000	212,250
E*TRADE Financial
5.875% 12/29/49 •	180,000	189,000
Park Aerospace Holdings 144A
5.50% 2/15/24 #	177,000	186,846

		588,096

Healthcare – 3.15%
Air Medical Group Holdings 144A
6.375% 5/15/23 #	280,000	268,800
Change Healthcare Holdings 144A
5.75% 3/1/25 #	200,000	206,250
CHS 6.25% 3/31/23	80,000	82,960
DaVita 5.00% 5/1/25	210,000	209,213
HCA
5.375% 2/1/25	375,000	395,156
5.875% 2/15/26	100,000	108,875
7.58% 9/15/25	80,000	90,400

(continues)	7

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Healthcare (continued)
HealthSouth
5.75% 11/1/24	285,000	$295,687
5.75% 9/15/25	90,000	94,050
Hill-Rom Holdings
144A 5.00% 2/15/25 #	75,000	77,063
144A 5.75% 9/1/23 #	100,000	106,000
inVentiv Group Holdings 144A
7.50% 10/1/24 #	105,000	114,844
Mallinckrodt International Finance
144A 5.50% 4/15/25 #	35,000	32,287
144A 5.625% 10/15/23 #	115,000	110,975
MPH Acquisition Holdings 144A
7.125% 6/1/24 #	270,000	289,224
Tenet Healthcare
8.00% 8/1/20	290,000	295,800
8.125% 4/1/22	115,000	121,756

		2,899,340

Insurance – 0.57%
HUB International 144A
7.875% 10/1/21 #	215,000	225,213
USIS Merger Sub 144A
6.875% 5/1/25 #	295,000	299,425

		524,638

Media – 4.35%
Altice Luxembourg 144A
7.75% 5/15/22 #	200,000	212,750
CCO Holdings
144A 5.50% 5/1/26 #	30,000	31,786
144A 5.75% 2/15/26 #	120,000	128,850
144A 5.875% 5/1/27 #	220,000	234,850
Cequel Communications Holdings I
144A 7.75% 7/15/25 #	200,000	223,500
CSC Holdings 144A
10.875% 10/15/25 #	400,000	488,000
DISH DBS 7.75% 7/1/26	175,000	206,063
Gray Television 144A
5.875% 7/15/26 #	280,000	284,900
Lamar Media 5.75% 2/1/26	167,000	181,404
Nexstar Broadcasting 144A
5.625% 8/1/24 #	265,000	267,650
Nielsen Co. Luxembourg 144A
5.00% 2/1/25 #	385,000	393,663
SFR Group 144A 7.375% 5/1/26 #	200,000	217,374
Sinclair Television Group 144A
5.125% 2/15/27 #	195,000	190,613
Sirius XM Radio 144A
5.375% 4/15/25 #	175,000	180,250
Tribune Media 5.875% 7/15/22	170,000	179,988

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Media (continued)
Virgin Media Secured Finance 144A
5.25% 1/15/26 #	200,000	$204,250
VTR Finance 144A
6.875% 1/15/24 #	200,000	213,250
WideOpenWest Finance
10.25% 7/15/19	158,000	164,115

		4,003,256

Services – 3.94%
Advanced Disposal Services 144A
5.625% 11/15/24 #	195,000	200,606
Avis Budget Car Rental 144A
6.375% 4/1/24 #	155,000	153,450
CDK Global 5.00% 10/15/24	175,000	181,885
Covanta Holding 5.875% 7/1/25	190,000	185,725
ESH Hospitality 144A
5.25% 5/1/25 #	265,000	271,450
GEO Group
5.875% 1/15/22	500,000	522,500
5.875% 10/15/24	100,000	103,500
6.00% 4/15/26	130,000	135,200
Herc Rentals 144A 7.75% 6/1/24 #	206,000	220,935
Iron Mountain US Holdings 144A
5.375% 6/1/26 #	195,000	204,263
KAR Auction Services 144A
5.125% 6/1/25 #	95,000	97,137
Prime Security Services Borrower
144A 9.25% 5/15/23 #	605,000	662,983
Scientific Games International
10.00% 12/1/22	320,000	349,600
Team Health Holdings Inc 144A
6.375% 2/1/25 #	145,000	141,194
United Rentals North America
5.50% 5/15/27	195,000	200,850

		3,631,278

Technology & Electronics – 1.29%
CDW Finance 5.00% 9/1/25	95,000	98,325
CommScope Technologies
144A 5.00% 3/15/27 #	195,000	195,487
144A 6.00% 6/15/25 #	115,000	122,785
Entegris 144A 6.00% 4/1/22 #	140,000	146,475
Infor US 6.50% 5/15/22	165,000	172,631
Sensata Technologies U.K. Financing
144A 6.25% 2/15/26 #	200,000	219,000
Solera 144A 10.50% 3/1/24 #	120,000	138,000
Symantec 144A 5.00% 4/15/25 #	95,000	98,800

		1,191,503

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Telecommunications – 3.55%
CenturyLink
6.75% 12/1/23	170,000	$182,325
7.50% 4/1/24	110,000	120,725
Cincinnati Bell 144A
7.00% 7/15/24 #	275,000	288,750
Columbus Cable Barbados 144A
7.375% 3/30/21 #	200,000	213,600
CyrusOne Finance 144A
5.375% 3/15/27 #	170,000	175,525
Level 3 Financing 5.375% 5/1/25	180,000	189,675
Radiate Holdco 144A
6.625% 2/15/25 #	195,000	199,875
Sprint
7.125% 6/15/24	200,000	225,475
7.875% 9/15/23	125,000	144,844
Sprint Communications
7.00% 8/15/20	136,000	150,450
T-Mobile USA
6.375% 3/1/25	75,000	81,469
6.50% 1/15/26	210,000	232,313
Uniti Group 144A
7.125% 12/15/24 #	285,000	286,425
Wind Acquisition Finance 144A
7.375% 4/23/21 #	400,000	417,050
Zayo Group
144A 5.75% 1/15/27 #	75,000	79,304
6.375% 5/15/25	265,000	285,869

		3,273,674

Transportation – 0.28%
XPO Logistics 144A
6.125% 9/1/23 #	245,000	259,394

		259,394

Utilities – 1.31%
AES
5.50% 4/15/25	160,000	167,200
6.00% 5/15/26	25,000	26,875
Calpine
5.50% 2/1/24	100,000	96,875
5.75% 1/15/25	250,000	238,437
Dynegy
6.75% 11/1/19	95,000	98,206
7.375% 11/1/22	100,000	98,750
144A 8.00% 1/15/25 #	45,000	43,879
Emera 6.75% 6/15/76 •	180,000	200,700
Enel 144A 8.75% 9/24/73 #•	200,000	237,000

		1,207,922

Total Corporate Bonds (cost $33,948,981)		35,284,277

	Principal amount°	Value (US $)

Loan Agreements – 1.05%«

Accudyne Industries Borrower 1st
Lien 4.147% 12/13/19	99,636	$99,374
Applied Systems 2nd Lien
7.647% 1/23/22	284,222	287,183
BJ’s Wholesale Club 2nd Lien
8.50% 1/27/25	130,000	131,869
Kronos 2nd Lien 9.42% 11/1/24	195,000	202,800
Russell Investments US Institutional
Holdco Tranche B 1st Lien
6.795% 6/1/23	182,002	183,822
VC GB Holdings 2nd Lien
9.044% 2/28/25	60,000	59,400

Total Loan Agreements (cost $915,900)		964,448

	Number of
	Shares

Master Limited Partnership – 0.85%

Ares Management	15,100	272,555
Brookfield Infrastructure Partners	12,600	510,300

Total Master Limited Partnership (cost $436,473)		782,855

Preferred Stock – 0.91%

AMG Capital Trust II 5.15%	2,953	170,351
Bank of America 6.50% •	220,000	243,650
Colony NorthStar 8.50%	8,300	216,298
GMAC Capital Trust I 6.967% •	8,000	204,160

Total Preferred Stock (cost $773,962)		834,459

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $5.50, expiration date 4/29/19 †	7,872	524

Total Warrant (cost $65)		524

(continues)	9

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (US $)
Short-Term Investments – 2.10%
Repurchase Agreements – 2.10%
Bank of America Merrill Lynch 0.75%, dated 5/31/17, to be repurchased on 6/1/17, repurchase price $409,223 (collateralized by US government obligations 0.00%–1.00% 8/3/17–9/15/17; market value $417,399)	409,214	$409,214
Bank of Montreal 0.70%, dated 5/31/17, to be repurchased on 6/1/17, repurchase price $682,037 (collateralized by US government obligations 0.75%–3.625% 6/30/17–2/15/45; market value $695,664)	682,024	682,024
BNP Paribas 0.78%, dated 5/31/17, to be repurchased on 6/1/17, repurchase price $843,780 (collateralized by US government obligations 0.00%–2.125% 7/27/17–11/15/45; market value $860,637)	843,762	843,762

		1,935,000

Total Short-Term Investments (cost $1,935,000)		1,935,000

Total Value of Securities – 142.61% (cost $109,999,589)		$131,399,488

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2017, the aggregate value of Rule 144A securities was $21,997,763, which represents 23.87% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At May 31, 2017, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
«	Loan agreements generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium.These base lending rates are generally: (i) the prime rate offered by one or more US banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Loan agreements may be subject to restrictions on resale. Stated rate in effect at May 31, 2017.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
†	Non-income producing security.
●	Variable rate security.Each rate shown is as of May 31, 2017.Interest rates reset periodically.
f	Step coupon bond.Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at May 31, 2017.

The following foreign currency exchange contract was outstanding at May 31, 2017:1

Foreign Currency Exchange Contract

Counterparty	Contract to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	EUR (235,953)	USD 265,125	6/2/17	$44

The use of foreign currency exchange contract involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contract, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 6 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – BNY Mellon

EUR – European Monetary Union

REIT – Real Estate Investment Trust

USD – United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2017 (Unaudited)

Assets:
Investments, at value[1]	$129,464,488
Short-term investments, at value[2]	1,935,000
Foreign currencies, at value[3]	167,315
Cash	96,929
Dividends and interest receivable	868,522
Receivable for securities sold	438,791
Foreign tax reclaims receivable	5,133
Unrealized appreciation on foreign currency exchange contracts	44
Other assets[4]	65,058

Total assets	133,041,280

Liabilities:
Borrowing under line of credit	40,000,000
Payable for securities purchased	466,839
Bond proceeds payable[4]	216,859
Other accrued expenses	121,776
Investment management fees payable to affiliates	61,661
Audit and tax fees payable	20,804
Interest expense payable on line of credit	8,267
Legal fees payable to affiliates	5,562
Directors’ fees and expenses payable to affiliates	532
Accounting and Administration expenses payable to affiliates	519
Reports and statements to shareholders expenses payable to affiliates	62

Total liabilities	40,902,881

Total Net Assets	$92,138,399

Net Assets Consist of:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund	$70,153,232
Distributions in excess of net investment income	(524,927)
Accumulated net realized loss on investments	1,108,164
Net unrealized appreciation of investments	21,399,899
Net unrealized appreciation of foreign currencies	1,987
Net unrealized appreciation of foreign currency exchange contracts	44

Total Net Assets	$92,138,399

Net Asset Value

Common Shares
Net assets	$92,138,399
Shares of beneficial interest outstanding	8,092,799
Net asset value per share	$11.39

[1] Investments, at cost	$108,064,589
[2] Short-term investments, at cost	1,935,000
[3] Foreign currencies, at cost	165,266
[4] See Note 11 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Investments® Dividend and Income Fund, Inc.

Six months ended May 31, 2017 (Unaudited)

Investment Income:
Interest	$1,320,434
Dividends	1,035,312
Foreign tax withheld	(8,287)

2,347,459

Expenses:
Management fees	362,052
Interest expense	342,256
Reports and statements to shareholders expenses	41,497
Dividend disbursing and transfer agent fees and expenses	37,307
Audit and tax fees	21,206
Accounting and administration expenses	20,285
Legal fees	15,321
Custodian fees	8,447
Directors’ fees and expenses	2,287
Registration fees	597
Other expenses	28,361

Total operating expenses	879,616

Net Investment Income	1,467,843

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,223,328
Foreign currencies	(3,523)
Foreign currency exchange contracts	(725)
Options written	22,307

Net realized gain	2,241,387

Net change in unrealized appreciation (depreciation) of:
Investments	1,695,181
Foreign currencies	11,726
Foreign currency exchange contracts	44

Net change in unrealized appreciation (depreciation)	1,706,951

Net Realized and Unrealized Gain	3,948,338

Net Increase in Net Assets Resulting from Operations	$5,416,181

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Six months ended 5/31/17 (Unaudited)	Year ended 11/30/16
Increase in Net Assets from Operations:
Net investment income	$1,467,843	$3,184,275
Net realized gain	2,241,387	2,485,286
Net change in unrealized appreciation (depreciation)	1,706,951	5,483,228

Net increase in net assets resulting from operations	5,416,181	11,152,789

Dividends and Distributions to Shareholders from:
Net investment income	(1,942,272)	(4,951,515)

	(1,942,272)	(4,951,515)

Capital Share Transactions:
Cost of shares repurchased[1]	—	(4,455,301)

Decrease in net assets derived from capital share transactions	—	(4,455,301)

Net Increase in Net Assets	3,473,909	1,745,973
Net Assets:
Beginning of period	88,664,490	86,918,517

End of period	$92,138,399	$88,664,490

Distributions in excess of net investment income	$(524,927)	$(50,498)

1 See Note 4 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Investments® Dividend and Income Fund, Inc.

Six months ended May 31, 2017 (Unaudited)

Net Cash (including Foreign Currency) Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$5,416,181

Adjustments to reconcile net increase (decrease) in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	17,348
Proceeds from disposition of investment securities	28,356,001
Purchase of investment securities	(27,544,347)
(Purchase) Proceeds from disposition of short-term investment securities, net	(213,097)
Net realized (gain) loss on investments	(2,223,328)
Net realized (gain) loss on security options written	(22,307)
Net change in unrealized (appreciation) depreciation of investments	(1,695,181)
Net change in unrealized (appreciation) depreciation of foreign currencies	(11,726)
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	(44)
Premiums on options written	22,307
(Increase) Decrease in receivable for securities sold	209,791
(Increase) Decrease in dividends and interest receivable	9,971
Noncash adjustments for dividend income return of capital	147,368
(Increase) Decrease in foreign tax reclaims receivable	(617)
Increase (Decrease) in payable for securities purchased	(453,561)
Increase (Decrease) in directors’ fees and expense payable to affiliates	(42)
Increase (Decrease) in accounting and administration expenses payable to affiliates	28
Increase (Decrease) in investment management fees payable to affiliates	4,402
Increase (Decrease) in reports and statements to shareholders expenses payable to affiliates	(2)
Increase (Decrease) in audit and tax fees payable	20,804
Increase (Decrease) in legal fees payable to affiliates	5,072
Increase (Decrease) in other accrued expenses	(756)
Increase (Decrease) in interest expense payable on line of credit	2,222

Total adjustments	(3,369,694)

Net cash provided by (used for) operating activities	2,046,487

Cash provided by (used for) financing activities:
Cash dividends and distributions paid to shareholders	(1,942,272)

Net cash provided by (used for) financing activities	(1,942,272)

Effect of exchange rates on cash	11,726
Net increase (decrease) in cash	115,941

Cash at beginning of period*	148,303

Cash at end of period*	$264,244

Cash paid for interest expense on line of credit	$340,034

*Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 5/31/17[1]	Year ended
	(Unaudited)	11/30/16	11/30/15	11/30/14	11/30/13	11/30/12
Net asset value, beginning of period	$10.96	$10.20	$11.14	$10.37	$8.66	$7.67

Income (loss) from investment operations:
Net investment income[2]	0.18	0.38	0.44	0.44	0.44	0.44
Net realized and unrealized gain (loss)	0.49	0.97	(0.75)	0.96	1.90	1.22

Total from investment operations	0.67	1.35	(0.31)	1.40	2.34	1.66

Less dividends and distributions from:
Net investment income	(0.24)	(0.59)	(0.63)	(0.63)	(0.63)	(0.58)
Return of capital	—	—	—	—	—	(0.09)

Total dividends and distributions	(0.24)	(0.59)	(0.63)	(0.63)	(0.63)	(0.67)

Net asset value, end of period	$11.39	$10.96	$10.20	$11.14	$10.37	$8.66

Market value, end of period	$10.34	$9.70	$9.00	$10.05	$9.41	$7.92

Total return based on3:
Net asset value	6.37%	14.50%	(2.26% )	14.51%	28.51%	22.88%
Market value	9.11%	14.85%	(4.41% )	13.85%	27.51%	25.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,138	$88,664	$86,919	$99,889	$97,875	$81,723
Ratio of expenses to average net assets[4,5,6]	1.92%	1.95%	1.71%	1.55%	1.43%	1.60%
Ratio of net investment income to average net assets[7]	3.20%	3.68%	4.03%	4.06%	4.51%	5.26%
Portfolio turnover	21%	47%	43%	48%	45%	39%

Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$40,000	$40,000	$38,000	$40,000	$28,225	$28,225
Asset coverage per $1,000 of debt outstanding at end of period	$3,303	$3,217	$3,287	$3,497	$4,468	$3,895

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[4]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2017, and the years ended Nov. 30, 2016, 2015, 2014, 2013, and 2012 were 0.52%, 0.41%, 0.32%, 0.26%, 0.26%, and 0.36%, respectively.

[5]

The ratio of interest expense to average net assets for the six months ended May 31, 2017, and the years ended Nov. 30, 2016, 2015, 2014, 2013, and 2012 were 0.75%, 0.59%, 0.45%, 0.35%, 0.34%, and 0.47%, respectively.

[6]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2017, and the years ended Nov. 30, 2016, 2015, 2014, 2013, and 2012 were 0.82%, 0.95%, 0.89%, 0.90%, 0.84%, and 0.85%, respectively.

[7]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended May 31, 2017, and the years ended Nov. 30, 2016, 2015, 2014, 2013, and 2012 were 2.23%, 2.56%, 2.85%, 3.05%, 3.44%, and 3.97%, respectively.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

May 31, 2017 (Unaudited)

Delaware Investments Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940 (1940 Act), as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on the Fund’s federal income tax returns through the six months ended May 31, 2017 and for all open tax years (years ended Nov. 30, 2013–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During six months ended May 31, 2017, the Fund did not incur any interest or tax penalties.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on May 31, 2017, and matured on the next business day.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers is to convert (to the extent of such current year gains) what would otherwise be non-taxable returns of capital into distributions taxable as ordinary income. The use of such capital loss carryovers in this circumstance will produce no tax benefit for shareholders, and the capital loss carryovers available to offset future capital gains of the Fund will be reduced. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of non-taxable returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after Nov. 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2017 in early 2018.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the six months ended May 31, 2017. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly Delaware Management Business Trust), and its affiliates have previously acted and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the

(continues)	17

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

1. Significant Accounting Policies (continued)

administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of business and provide other services in the investment management industry.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the six months ended May 31, 2017.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC and the investment manager, an annual fee of 0.55% of the adjusted average weekly net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average weekly net assets exclude the line of credit liability. The management fees are paid monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Funds on a relative net asset value (NAV) basis. For the six months ended May 31, 2017, the Fund was charged $3,062 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

As provided in the investment management agreement, the Fund bears a portion of cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the six months ended May 31, 2017, the Fund was charged $10,048 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors of the Fund. These officers and Directors are paid no compensation by the Fund.

Cross trades for the six months ended May 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the six months ended May 31, 2017, the Fund engaged in securities sales of $571,005, which resulted in net realized gain of $5,211.

3. Investments

For the six months ended May 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$27,544,347
Sales	28,356,001

At May 31, 2017, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2017, the cost and unrealized appreciation (depreciation) of investments were as follows:

Cost of investments	$110,027,606

Aggregate unrealized appreciation of investments	$25,512,963
Aggregate unrealized depreciation of investments	(4,141,081)

Net unrealized appreciation of investments	$21,371,882

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at Nov. 30, 2016 will expire as follows: $774,259 expires in 2017.

Under the Act, net capital losses recognized for the tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At Nov. 30, 2016, there were no capital loss carryforwards incurred that will be carried forward under the Act.

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2017:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock	$83,159,748	$—	$—	$83,159,748
Convertible Preferred Stock[1]	564,746	733,248	—	1,297,994
Convertible Bond	—	7,140,183	—	7,140,183
Corporate Debt	—	35,284,277	—	35,284,277
Loan Agreements	—	964,448	—	964,448
Master Limited Partnership	782,855	—	—	782,855
Preferred Stock[1]	420,458	414,001	—	834,459
Warrant	524	—	—	524
Short-Term Investments	—	1,935,000	—	1,935,000

Total Value of Securities	$84,928,331	$46,471,157	$—	$131,399,488

Derivatives:
Foreign Currency Exchange
Contract	$—	$44	$—	$44

(continues)	19

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

3. Investments (continued)

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	43.51%	56.49%	—	100.00%
Preferred Stock	50.39%	49.61%	—	100.00%

During the six months ended May 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the six months ended May 31, 2017 and the year ended Nov. 30, 2016.

On May 19, 2016, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 29, 2016, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2016, and expired on June 28, 2016. In connection with the tender offer, the Fund purchased 425,937 shares of capital stock at a total cost of $4,455,301. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 25.8644%) in accordance with the terms of the tender offer.

The Fund did not repurchase shares under any share repurchase program during the six months ended May 31, 2017 and the year ended Nov. 30, 2016.

Please see Other Fund Information (Unaudited) for additional information on the share repurchase program.

5. Line of Credit

For the six months ended May 31, 2017, the Fund borrowed all of the money available to it pursuant to a $40,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 16, 2017. Effective June 16, 2017, the Fund entered into Amendment No. 2 to Amended and Restated Credit Agreement that is scheduled to terminate on June 15, 2018. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At May 31, 2017, the par value of loans outstanding was $40,000,000, at a variable interest rate of 1.78%. During the six months ended May 31, 2017, the average daily balance of loans outstanding was $40,000,000, at a weighted average interest rate of approximately 1.69%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under the Amendment No. 2 to Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the six months ended May 31, 2017, the Fund entered foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the six months ended May 31, 2017, the Fund experienced net realized losses attributable to foreign currency holdings, which are reflected on the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; to earn income as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

(continues)	21

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

6. Derivatives (continued)

Transactions in options written during the six months ended May 31, 2017 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at Nov. 30, 2016	—	$—
Options written	900	22,307
Options expired	(900)	(22,307)

Options outstanding at May 31, 2017	—	$—

During the six months ended May 31, 2017, the Fund entered into option contracts to facilitate investments in portfolio securities.

During the six months ended May 31, 2017, the Fund experienced net realized gains attributable to options written, which are reflected on the “Statement of operations” under “Net realized gain (loss) on options written.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2017.

	Long	Short
	Derivative	Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$—	$3,847
Options contracts (average notional value)	—	574

7. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At May 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
BNY Mellon	$44	$—	$44

		Fair Value of	Cash	Fair Value of	Cash
		Non-Cash	Collateral	Non-Cash	Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
BNY Mellon	$44	$—	$—	$—	$—	$44

Master Repurchase Agreements

		Fair Value of
		Non-Cash	Cash	Net
	Repurchase	Collateral	Collateral	Collateral	Net
Counterparty	Agreements	Received(b)	Received	Received	Exposure(a)
Bank of America Merrill Lynch	$409,214	$(409,214)	$—	$(409,214)	$—
Bank of Montreal	682,024	(682,024)	—	(682,024)	—
BNP Paribas	843,762	(843,762)	—	(843,762)	—

Total	$1,935,000	$(1,935,000)	$—	$(1,935,000)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b)The value of the related collateral exceeded the value of the net position and repurchase agreements as of May 31, 2017.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to the Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedule of investments.” Securities purchased with cash collateral are valued at the market value. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the

(continues)	23

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

8. Securities Lending (continued)

earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the six months ended May 31, 2017, the Fund had no securities on loan.

9. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended May 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a liability of $216,859 and an asset of $65,058 based on the expected recoveries to unsecured creditors as of May 31, 2017 that resulted in a decrease in the Fund’s NAV to reflect this likely recovery.

12. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. Subsequent Events

On May 18, 2017, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s net asset value at the close of business on the NYSE on June 30, 2017, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2017, and expired on June 29, 2017. In connection with the tender offer, the Fund purchased 404,640 shares of capital stock at a total cost of $4,548,154. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 19.48%) in accordance with the terms of the tender offer.

Management has determined that no other material events or transactions occurred subsequent to May 31, 2017 that would require recognition or disclosure in the Fund’s financial statements.

25

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Investments in REITs

On March 3, 2017, the Fund announced an increase in the investment authority to allow the Fund to invest up to 25% of its net assets in securities issued by real estate investment trusts (REITs).

Effective May 2, 2017, the Fund’s investment objectives were restated as follows:

The Fund is a diversified closed-end fund. The primary investment objective is to seek high current income; capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in income-generating equity securities, including dividend-paying common stocks, convertible securities, preferred stocks, and other equity-related securities, which may include up to 25% in real estate investment trusts (REITs) and real estate industry operating companies. Up to 35% of the Fund’s total assets may be invested in nonconvertible debt securities consisting primarily of high-yield, high-risk corporate bonds. In addition, the Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives.

Effective May 2, 2017, the Fund’s investment policies relating to real estate investment trusts apply as follows:

The Fund may invest up to 25% of its net assets in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act).

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or in mortgages and loans collateralized by real estate. “Equity” REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers, or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. “Mortgage” REITs make loans to commercial real estate developers and earn income from interest payments. A hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interest and mortgage interests in real estate. Although not required, the Manager anticipates that under normal circumstances the Funds will invest primarily in Equity REITs. Although the REIT structure originated in the US, a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

REIT risks. A Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by any changes in the value of the underlying properties owned by the REITs and other factors and their prices tend to go up and down, while mortgage REITs may be affected by the quality of any credit extended. REITs are not diversified and are subject to the risks of financing projects. A REIT’s performance depends on the types and locations of the properties it owns and on management skills. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent, or poor management. REITs whose underlying assets include US long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by US federal regulations concerning the healthcare industry. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.

REITs (especially mortgage REITs) are also subject to interest rate risks — when interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Because REITs typically are invested in a limited number of projects or in a particular market segment, REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

For US federal tax law purposes, to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, or gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company’s assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

Share repurchase program

On May 19, 2017, the Fund’s Board authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program will commence on Aug. 1, 2017 and has no stated expiration date. The share repurchase program also replaces the share repurchase program approved by the Fund’s Board in 1994.

The open-market share repurchase program is intended to benefit shareholders by enabling the Fund to acquire its own shares at a discount to net asset value, thereby increasing the proportionate interest of remaining shareholders. It is also hoped that the implementation of the open-market share repurchase program will help bring the market price of the Fund’s shares closer to their true net asset value; however, the success of the program cannot be guaranteed. There can be no certainty regarding the impact of share repurchases on the sustainability or size of a discount.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

Dividend Reinvestment Plan – Notice of plan administrator address change

Computershare Trust Company, N.A. is now the plan administrator for the dividend reinvestment plan. All written correspondence in connection with the dividend reinvestment plan should be mailed to Computershare Trust Company, N.A. at:

Regular mail:

Computershare

P.O. Box 505000

Louisville, KY 40233-5000

For overnight delivery services:

Computershare

462 South 4th Street

Louisville, KY 40202

All written correspondence should contain your account number and the name of the security that appears on your stock certificate or account statement.

(continues)	27

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management

Roger A. Early, CPA, CFA

Executive Director, Global Co-Head of Fixed Income — Macquarie Investment Management

Roger A. Early is global co-head of the firm’s fixed income team. He rejoined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management (MIM), which includes the former Delaware Investments. Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since May 2006.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres joined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 1994 as an analyst, and is currently a senior portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since January 2001.

28

Wayne A. Anglace, CFA

Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies. Prior to joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Ms. Bartholdson has been a co-portfolio manager of the Fund since December 2008.

Adam H. Brown, CFA

Senior Vice President, Senior Portfolio Manager, Co-Head of High Yield — Macquarie Investment Management, Americas

Adam H. Brown is a senior portfolio manager on the firm’s taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Craig C. Dembek, CFA

Senior Vice President, Head of Credit Research — Macquarie Investment Management, Americas

Craig C. Dembek is head of credit research and a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

(continues)	29

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Fund management (continued)

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Macquarie Investment Management (MIM), which includes the former Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since October 2006.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management (MIM), which includes the former Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Senior Portfolio Manager, Co-Head of High Yield — Macquarie Investment Management, Americas

John P. McCarthy is a senior portfolio manager and co-head for the firm’s high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM), which includes the former Delaware Investments, in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining Delaware Investments, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Equity

D. Tysen Nutt Jr. is currently senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 2004 as senior vice president and senior portfolio manager, Nutt led the US Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since March 2005.

30

Robert A.Vogel Jr., CFA

Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM), which includes the former Delaware Investments, in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Mr. Vogel has been a co-portfolio manager of the Fund since March 2005.

(continues)	31

About the organization

This semiannual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. Your Fund’s Board of Directors approved a new share repurchase program in 2017 that authorizes the Fund to purchase up to 10% of its outstanding shares.

Board of Directors

Shawn K. Lytle

President and

Chief Executive Officer

Delaware FundsSM by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow†

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

†Audit committee member

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA

Richard Salus

Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/closed-end/ literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

Website

delawarefunds.com/closed-end

Your reinvestment options

Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s second fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	August 3, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 3, 2017